UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2007

Intelli-Check, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

246 Crossways Park West, Woodbury, NY	11797
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516-992-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, on the recommendation of the Nominating Committee, the Board of Directors appointed Mr. Robert J. Blackwell, CPA/PFS as a member of the Board of Directors and Chairman of the Audit Committee filling an existing vacancy on the board caused by the resignation of Ashok Rao. Mr. Blackwell has agreed to resign from the Board of Directors upon the completion of the merger with Mobilisa.

Mr. Blackwell has no family relationships with any Intelli-Check directors or executive officers.

A press release announcing Mr. Blackwell’s election to the Board is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description
99.1	Press release of Intelli-Check, Inc. dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLI-CHECK, INC.

By:	/s/ Peter J. Mundy
Name: Peter J. Mundy
Title: Vice President Finance & CFO

Dated: August 28, 2007